UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 22, 2008
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

105 Corporate Center Boulevard
Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 22, 2008, the Board of Directors of VF Corporation (“VF”) amended VF’s Articles of Incorporation to eliminate the Series A Preferred Stock. The Series A Preferred Stock had been designated by the Board of Directors for the purpose of implementing VF’s Rights Agreement dated as of October 22, 1997, as amended (the “Rights Plan”). The Rights Plan expired by its own terms in January 2008, and, because there is no further need for the Series A Preferred Stock, the Board amended VF’s Articles to eliminate the Series A Preferred Stock.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
     The following is furnished as an exhibit to this report:

3.1	Restated Articles of Incorporation of VF Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President - Deputy General Counsel

Date: April 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Articles of Incorporation of VF Corporation